Exhibit 10.8

OMNIBUS AMENDMENT AND REAFFIRMATION AGREEMENT

This Omnibus Amendment and Reaffirmation Agreement is dated as of March 5, 2018 (this “Agreement”), and is entered into, by among others, TURTLE BEACH CORPORATION, a Nevada corporation (the “Company”), VOYETRA TURTLE BEACH, INC., a Delaware corporation (“Voyetra”) and VTB Holdings, Inc., a Delaware corporation (“VTB” and together with the Company and Voyetra, the “US Obligors” and each, a “US Obligor”), TURTLE BEACH EUROPE LIMITED, a company limited by shares and incorporated in England and Wales with company number 03819186 (the “UK Obligor” and together with the US Obligors, the “Obligors” and each, an “Obligor”) and SG VTB HOLDINGS, LLC (together with any successors and/or assigns, the “Lender”) in relation to (i) that certain Subordinated Promissory Note dated as of November 26, 2015 issued by the Company for the benefit of the Lender, in the original principal amount of US$2,500,000.00 (and with a current outstanding principal amount as of the date of this Agreement of US$3,509,536.50) (as amended, restated, amended and restated, supplemented, or otherwise modified before the date of this Agreement, the “2015 Junior Note”), (ii) that certain Subordinated Promissory Note dated as of October 31, 2016 issued by the Company for the benefit of the Lender, that was issued to evidence borrowings up to US$2,000,000.00 (and with a current outstanding principal amount as of the date of this Agreement of US$0.00) (as amended, restated, supplemented, or otherwise modified before the date of this Agreement, the “2016 Junior Note”, and together with the 2015 Junior Note, the “Existing Junior Notes” and each, a “Existing Junior Note” as the same may be further amended, amended and restated, restated, supplemented or otherwise modified by this Agreement, the “Junior Notes” and each, a “Junior Note”); (iii) that certain Third Lien Security Agreement dated as of November 16, 2015 (as amended, restated, supplemented, or otherwise modified before the date of this Agreement, the “Existing Security Agreement” and as the same may be further amended, amended and restated, restated, supplemented or otherwise modified by this Agreement, the “Security Agreement”) entered into by the US Obligors, as debtor for the benefit of the Lender, (iv) that certain Third Lien Continuing Guaranty dated as of November 16, 2015 (as amended, restated, supplemented, or otherwise modified before the date of this Agreement, the “Existing Guaranty” and as the same may be further amended, amended and restated, restated, supplemented or otherwise modified by this Agreement, the “Guaranty Agreement”) entered into by the US Obligors, as guarantors for the benefit of the Lender, and (v) that certain Subordination Agreement, dated as of November 16, 2015 (as amended, restated, supplemented, or otherwise modified before the date of this Agreement, the “Subordination Agreement” and together with the Existing Junior Notes, the Existing Security Agreement and the Existing Guaranty and any other loan documents entered into in connection therewith, the “Existing Loan Documents” and each, an “Existing Loan Document” and as the same may be further amended, amended and restated, restated, supplemented or otherwise modified by this Agreement, the “Loan Documents” and each, a “Loan Document”), entered into by, among others, the Obligors and the Lender in its capacity as Junior Creditor (as defined in the Subordination Agreement) for the benefit of BANK OF AMERICA, N.A. and CRYSTAL FINANCIAL LLC, in their capacities as Senior Agents (as defined in the Subordination Agreement).

In connection with the amendment and restatement of the Senior Debt pursuant to the terms of (i) that certain Amended and Restated Term Loan, Guaranty and Security Agreement, dated as of the date of this Agreement (as the same may be further amended, amended and restated, restated, supplemented or otherwise modified from time to time, the “Amended and Restated Term Loan Agreement”), and (ii) that certain Amended and Restated Loan, Guaranty and Security Agreement, dated as of the date of this Agreement (as the same may be further amended, amended and restated, restated, supplemented or otherwise modified from time to time, the “Amended and Restated ABL Loan Agreement”), the Obligors and the Junior Creditor have agreed to make certain amendments to the Existing Loan Documents on the terms set forth herein and reaffirm the obligations of the Obligors under the Loan Documents and the obligations of the Junior Creditor under the Subordination Agreement.

Accordingly, the parties hereto agree as follows:

1. Definitions. Capitalized terms used but not defined in this Agreement shall have the meaning given to them in each Existing Junior Note, or as the context may require, in the Subordination Agreement. Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular and references to the singular include the plural.

2. Amendments to Loan Documents.

(a) Section 2 of the Subordination Agreement is amended and restated in its entirety as follows:

“2. General. Each Junior Creditor agrees that the Subordinated Debt and any and all Subordinated Documents shall be and hereby are subordinated and except as permitted by the Senior Debt documents or expressly consented to by the Senior Agents, the payment thereof is deferred until (a) the Full Payment of all ABL Obligations and (b) the Full Payment of all Term Loan Obligations, in each case, whether now or hereafter incurred or owed by any Borrower or any other Obligor. In furtherance of the foregoing, no Obligor shall make, and, unless expressly permitted by the Senior Documents or expressly consented to by the Senior Agents, the Junior Creditor shall not accept, receive or retain, any payment (whether in respect of principal, interest or otherwise), distribution of money, or any other transfer of value to the Junior Creditor with respect to the Subordinated Debt until (a) the Full Payment of all ABL Obligations and (b) the Full Payment of all Term Loan Obligations, in each case, whether now or hereafter incurred or owed by any Borrower or any other Obligor.”

(b) Each reference to (i) the “Credit Agreement” in each Existing Loan Document shall mean and be a reference to the Amended and Restated ABL Loan Agreement and (ii) the “Crystal Term Loan” in each Existing Loan Document is deemed to refer to the Amended and Restated Term Loan Agreement, in each case as the same may be further amended, amended and restated, restated, supplemented or otherwise modified, refinanced, extended from time to time.

(c) Each reference in the Existing Loan Documents to (i) a Junior Note or the Junior Notes or other similar terms shall mean and be a reference to the Junior Notes as amended hereby and (ii) the “Subordination Agreement”, the “Third Lien Continuing Guaranty” or the “Third Lien Security Agreement” or other similar terms shall mean and be references to such Existing Loan Document as amended, amended and restated, restated, supplemented or otherwise modified by this Agreement.

3. Reaffirmation by Obligors. Each Obligor hereby (a) reaffirms each of the agreements and covenants in the Existing Loan Document with the same force and effect as if each was separately stated herein and made as of the date hereof; (b) ratifies and reaffirms all of its payment and performance obligations and obligations to indemnify, contingent or otherwise, under the Existing Loan Documents; and (c) confirms that, except as expressly amended, restated, amended and restated, supplemented or otherwise modified hereby, the Existing Loan Document are in full force and effect and such obligations shall continue to be entitled to the benefits of the grant of security and guarantees described therein.

4. Reaffirmation by Lender. The Lender, for the benefit of the Senior Agents, hereby reaffirms each of the agreements and covenants in the Subordination Agreement with the same force and effect as if each was separately stated herein and made as of the date hereof.

5. Successors and Assigns. This Agreement shall be binding upon each of the Obligors and upon their respective executors, administrators, successors and assigns and shall inure to the benefit of the Junior Creditor, the Senior Agents and the Senior Lenders and their respective successors and assigns. All references herein to an Obligor shall be deemed to include the successors and assigns of such Person. The successors and assigns of the Obligors shall include, without limitation, their respective receivers, trustees and debtors-in-possession.

6. GOVERNING LAW. THIS AGREEMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

7. Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be valid under applicable law. If any provision is found to be invalid under applicable law, it shall be ineffective only to the extent of such invalidity and the remaining provisions of this Agreement shall remain in full force and effect.

8. Entire Agreement. Time is of the essence of this Agreement. This Agreement constitutes the entire contract among the parties relating to the subject matter hereof, and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.

9. Execution in Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of a signature page of this Agreement by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart of such agreement.

10. Section Headings. The section headings herein are for convenience of reference only, and shall not affect in any way the interpretation of any of the provisions hereof.

[Signature pages to follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Omnibus Amendment and Reaffirmation Agreement to be executed and delivered as of the date first above written.

SG VTB HOLDINGS, LLC, in its capacity as Lender

By:	/s/ Kenneth A. Fox
Name:	Kenneth A. Fox
Title:	Sole Manager

Signature page to Omnibus Amendment and Reaffirmation Agreement (Turtle Beach)

OBLIGORS:

TURTLE BEACH CORPORATION, a Nevada corporation,

By:	/s/ John T. Hanson
Name:	John T. Hanson
Title:	Chief Financial Officer, Treasurer and Secretary

VOYETRA TURTLE BEACH, INC., a Delaware corporation,

By:	/s/ John T. Hanson
Name:	John T. Hanson
Title:	Chief Financial Officer, Treasurer and Secretary

TURTLE BEACH EUROPE LIMITED, a company limited by shares and incorporated in England and Wales with company number 03819186,

By:	/s/ John T. Hanson
Name:	John T. Hanson
Title:	Director

VTB HOLDINGS, INC., a Delaware corporation,

By:	/s/ John T. Hanson
Name:	John T. Hanson
Title:	Chief Financial Officer, Treasurer and Secretary

Signature page to Omnibus Amendment and Reaffirmation Agreement (Turtle Beach)

Each of the undersigned Senior Agents hereby signs this Agreement for the limited purpose of acknowledging, confirming, and agreeing to the amendment to Section 2 of the Subordination Agreement set forth in Section 2(a) above and the acknowledgment of subordination by the Lender set forth in Section 4 hereof.

BANK OF AMERICA, N.A., in its capacity as the ABL Agent

By:	/s/ Matthew Van Steenhuyse
Name:	Matthew Van Steenhuyse
Title:	Senior Vice President

CRYSTAL FINANCIAL LLC, in its capacity as the Term Agent

By:	/s/ Mirko Andric
Name:	Mirko Andric
Title:	Managing Director